UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 22, 2012

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6499	54-1746596
(State of or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 8.01.             Other Events

On August 22, 2012, Sunrise Senior Living, Inc. (the “Company”) distributed certain materials to employees of the Company, which are attached hereto and are incorporated herein by reference.

The information contained in, or incorporated into, Item 8.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Important Additional Information About this Transaction

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission in connection with the proposed merger with Health Care REIT, Inc. (“HCN”).  Shareholders of the Company are urged to read the proxy statement when it becomes available, because it will contain important information.  Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company and the merger, when available, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov).  In addition, copies of the proxy statement and other filings containing information about the Company and the proposed merger can be obtained, when available without charge, by directing a request to Sunrise Senior Living, Inc., Attention:  Investor Relations, 7900 Westpark Drive, McLean, Virginia 22102, by phone at (703) 273-7500, or on the Company’s website at www.sunriseseniorliving.com.

The Company, HCN and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposed merger.  You can find information about the Company’s executive officers and directors in the Company’s definitive annual proxy statement filed with the SEC on March 23, 2012.  You can find information about HCN’s executive officers and directors in the proxy statement for HCN’s definitive annual proxy statement filed with the SEC on March 29, 2012.  You can obtain free copies of the Company’s annual proxy statement, and the Company’s proxy statement in connection with the proposed merger (when it becomes available), by contacting the Company’s investor relations department.  Additional information regarding the interests of the Company’s directors and executive officers will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report and the exhibits furnished herewith may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including the risk that we will be unable to satisfy the closing conditions to the transaction, including the approval of the transaction by our shareholders and the receipt of certain regulatory approvals; the risk that we may not be able to complete the sale of our management company to shareholders or distribute the proceeds thereof as a cash dividend to our shareholders; the risk that we and/or Health Care REIT, Inc. (“HCN”) will be unable to perform certain obligations under the transaction agreements; the risk relating to unanticipated difficulties and/or expenditures relating to the transaction; the risk that we are unable to extend leases on our operating properties at expiration; the risk that we will be unable to obtain certain third party consents; the risk that some of our management agreements, subject to early termination provisions based on various performance measures, could be terminated due to failure to achieve the performance measures; the risk that our management agreements can be terminated in certain circumstances due to our failure to comply with the terms of the management agreements or to fulfill our obligations thereunder; the risk that ownership of the communities we manage is heavily concentrated in a limited number of business partners; the risk that our current and future investments in ventures could be adversely affected by our lack of sole decision-making authority, our reliance on venture partners’ financial condition, any disputes that may arise between us and our venture partners and our exposure to potential losses from the actions of our venture partners; the risk related to operating international communities that could adversely affect those operations and thus our profitability and operating results; the risk from competition and our response to pricing and promotional activities of our competitors; the risk of not complying with government regulations; the risk of new legislation or regulatory developments; the risks associated with the ownership and operation of assisted living and independent living communities; other risk factors contained in the Company’s Form 10-K filed with the SEC on March 1, 2012, as amended on March 15, 2012, and as may be amended or supplemented in our Form 10-Q filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Unless the context suggests otherwise, references herein to “Sunrise,” the “Company,” “we,” “us” and “our” mean Sunrise Senior Living, Inc. and our consolidated subsidiaries.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	FAQ to Employees of Sunrise Senior Living, Inc., dated August 22, 2012.
99.2	Letter from Mark S. Ordan to Employees of Sunrise Senior Living, Inc., dated August 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: August 22, 2012	By:	/s/ Mark S. Ordan
	Name:	Mark S. Ordan

EXHIBIT INDEX

Exhibit No.	Description
99.1	FAQ to Employees of Sunrise Senior Living, Inc., dated August 22, 2012.
99.2	Letter from Mark S. Ordan to Employees of Sunrise Senior Living, Inc., dated August 22, 2012.